Exhibit 10.2
FOR RECORDER’S USE ONLY

Prepared By: Cherlyn Hullinger, Loan Processor, Great Western Bank, 111 N. Main, Leon, IA 50144,
(641) 446.4841
ADDRESS TAX STATEMENT:
     Southern Iowa BioEnergy LLC, 115 So Linden, Lamoni, IA 50140
RECORDATION REQUESTED BY:
     Great Western Bank, Leon, 111 N. Main, PO Box 171, Leon, IA 50144
WHEN RECORDED MAIL TO:
     Great Western Bank, Leon, 111 N. Main, PO Box 171, Leon, IA 50144

MORTGAGE
NOTICE: This Mortgage secures credit in the amount of $2,200,000,00. Loans and advances up to this amount, together with interest, are senior to indebtedness to other creditors under subsequently recorded or filed mortgages and liens.
The names of all Grantors (sometimes “Grantor”) can be found on page 1 of this Mortgage. The names of all Grantees (sometimes “lender”) can be found on page 1 of this Mortgage. The property address can be found on page ___ of this Mortgage. The legal description can be found on page 1 of this Mortgage.
THIS MORTGAGE dated June 12, 2006, is made and executed between Southern Iowa Bio Energy, LLC (referred to below as “Grantor”) and Great Western Bank, whose address is 111 N. Main, PO Box 171, Leon, 1A 50144 (referred to below as “Lender”).
GRANT OF MORTGAGE. For valuable consideration, Grantor mortgages and conveys to Lender and grants to Lender a security interest in all of Grantor’s right, title, and interest in and to the following described real property, together with ail existing or subsequently erected or affixed buildings, improvements and fixtures; rents and profits; all easements, rights of way, and appurtenances; all water, water rights, watercourses and ditch rights (including stock in utilities with ditch or irrigation rights); and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oil, gas, geothermal and similar matters, (the “Real Property”) located in Clarke County, State of Iowa:
Lots 2 and 3 located in the NE 1/4 SW 1/4 of Section 8, Township 72 North, Range 25 West, Clarke County, Iowa, more particularly described as follows: A track of land bounded by a line described as commencing at the Northwest Corner of the SW 114 of Section 8, Township 72 North, Range 25 West of the 5th P.M.: thence East along the Northern boundary of said SW 1/4, a distance of 1411.5 feet to the point of beginning, the same being the East right-of-way line of spur-line of the Burlington Northern Railroad: thence East 568.5 feet along the Northern boundary of said SW 114; thence South 1285 feet; thence West 300 feet to a point of the East right-of-way line of a spur-line of the Burlington Northern Railroad; thence Northwesterly along the Eastern right-of-way line of said spur-line of the Burlington Northern Railroad, a distance of 1317.6 feet to the point of beginning.
Grantor presently assigns to Lender all of Grantor’s right, title, and interest in and to all present and future leases of the Property and all Rents from the Property. In addition, Grantor grants to Lender a Uniform Commercial Code security interest in the Personal Property and Rents. The lien on the rents granted in this Mortgage shall be effective from the date of the Mortgage and not just in the event of default.

MORTGAGE
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FUTURE ADVANCES. In addition to the Note, this Mortgage secures all future advances made by Lender to Grantor whether or not the advances are made pursuant to a commitment. Specifically, without limitation, this Mortgage secures, in addition to the amounts specified in the Note, all future amounts Lender in its discretion may loan to Grantor, together with all interest thereon.
THIS MORTGAGE, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE (A) PAYMENT OF THE INDEBTEDNESS AND (B) PERFORMANCE OF ANY AND ALL OBLIGATIONS UNDER THE NOTE, THE RELATED DOCUMENTS, AND THIS MORTGAGE. THIS MORTGAGE IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:
PAYMENT AND PERFORMANCE. Except as otherwise provided in this Mortgage, Grantor shall pay to Lender all amounts secured by this Mortgage as they become due and shall strictly perform all of Grantor’s obligations under this Mortgage.
POSSESSION AND MAINTENANCE OF THE PROPERTY. Grantor agrees that Grantor’s possession and use of the Property shall be governed by the following provisions: None of the collateral for the Indebtedness constitutes, and none of the funds represented by the Indebtedness will be used to purchase: (1) Agricultural products or property used for an agricultural purpose as defined in Iowa Code Section 535.13; (2) Agricultural land as defined in Iowa Code Section 9H1 (2) or 175.2 (1); or (3) Property used for an agricultural purpose as defined in Iowa Code Section 570.A.1 (2). Grantor represents and warrants that: (1) There are not now and will not be any wells situated on the Property; (2) There are not now and will not be any solid waste disposal sites on the Property; (3) There are not now and there will not be any hazardous wastes on the Property; (4) There are not now and there will not be any underground storage tanks on the Property.
Possession and Use. Until the occurrence of an Event of Default, Grantor may (1) remain in possession and control of the Property; (2) use, operate or manage the Property; and (3) collect the Rents from the Property.
Duty to Maintain. Grantor shall maintain the Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.
Compliance With Environmental Laws. Grantor represents and warrants to Lender that: (1) During the period of Grantor’s ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from the Property; (2) Grantor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Lender in writing, (a) any breach or violation of any Environmental Laws, (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Property by any prior owners or occupants of the Property, or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (3) Except as previously disclosed to and acknowledged by Lender in writing, (a) neither Grantor nor any tenant, contractor, agent or other authorized user of the Property shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from the Property; and (b) any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation all Environmental Laws. Grantor authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Grantor’s expense, as Lender may deem appropriate to determine compliance of the Property with this section of the Mortgage. Any inspections or tests made by Lender shall be for Lender’s purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Grantor or to any other person. The representations and’ warranties contained herein are based on Grantor’s due diligence in investigating the Property for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws; and (2) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Mortgage or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Grantor’s ownership or interest in the Property, whether or not the same was or should have been known to Grantor. The provisions of this section of the Mortgage, including the obligation to indemnify, shall survive the payment of the Indebtedness and the satisfaction and reconveyance of the lien of this Mortgage and shall not be affected by Lender’s acquisition of any interest in the Property, whether by foreclosure or otherwise.
Nuisance, Waste. Grantor shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property. Without limiting the generality of the foregoing, Grantor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), coal, clay, scoria, soil, gravel or rock products without Lender’s prior written consent.
Removal of Improvements. Grantor shall not demolish or remove any Improvements from the Real Property without Lender’s prior written consent. As a condition to the removal of any Improvements, Lender may require Grantor to make arrangements satisfactory to Lender to replace such Improvements with Improvements of at least equal value.

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Lender’s Right to Enter. Lender and Lender’s agents and representatives may enter upon the Real Property at all reasonable times to attend to Lender’s interests and to inspect the Real Property for purposes of Grantor’s compliance with the terms and conditions of this Mortgage.
Compliance with Governmental Requirements. Grantor shall promptly comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental’ authorities applicable to the use or occupancy of the Property, including without limitation, the Americans With Disabilities Act. Grantor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Grantor has notified Lender in writing prior to doing so and so long as, in Lender’s sole opinion, Lender’s interests in the Property are not jeopardized. Lender may require Grantor to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender’s interest.
Duty to Protect. Grantor agrees neither to abandon or leave unattended the Property. Grantor shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.
TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are part of this Mortgage:
Payment. Grantor shall pay when due (and in all events prior to delinquency) all taxes, payroll taxes, special taxes, assessments, water charges and sewer service charges levied against or on account of the Property, and shall ‘pay when due all claims for work done on or for services rendered or material furnished to the Property. Grantor shall maintain the Property free of any liens having priority over or equal to the interest of Lender under this Mortgage, except for those liens specifically agreed to .in writing by Lender, and except for the lien of taxes and assessments not due as further specified in the Right to Contest paragraph.
Right to Contest. Grantor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender’s interest in the Property is not jeopardized. If a lien arises or is filed as a result of nonpayment, Grantor shall within fifteen (15) days after the lien arises or, if a lien is filed, within fifteen (15) days after Grantor has notice of the filing, secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and attorneys’ fees, or other charges that could accrue as a result of a foreclosure or sale under the lien. In any contest, Grantor shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.
Evidence of Payment. Grantor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments .and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.
Notice of Construction. Grantor shall notify Lender at least fifteen (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic’s lien, materialmen’s lien, or other lien could be asserted on account of the work, services, or materials. Grantor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Grantor can and will pay the cost of such improvements.
PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this Mortgage:
Maintenance of Insurance. Grantor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all Improvements on .the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender. , Grantor shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Lender may request with Lender being named as additional insureds in such liability insurance policies. Additionally, Grantor shall maintain such other insurance, including but not limited to hazard, business interruption and boiler insurance as Lender may require. Policies shall be written by such insurance companies and in such form as may be reasonably acceptable to Lender. Grantor shall deliver to Lender certificates of coverage from each insurer containing a stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days’ prior written notice to Lender and not containing any disclaimer of the insurer’s liability for failure to give such notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. Should the Real Property be located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance, if available, for the full unpaid principal balance of the loan and any prior lien; on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.

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Application of Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Property. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. Whether or not Lender’s security is impaired, Lender may, at Lender’s election, receive and retain the proceeds of any insurance and apply the proceeds to the reduction of the Indebtedness, payment of any lien affecting the Property, or the restoration and repair of the Property. If Lender elects to apply the proceeds to restoration and repair, Grantor shall repair or replace the damaged or destroyed improvements in a manner satisfactory to Lender. Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration if Grantor is not in default under this Mortgage. Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Mortgage, then to pay accrued interest, and the remainder, if any, shall be applied to the principal balance of the Indebtedness. If Lender holds any proceeds after payment in full of the Indebtedness, such proceeds shall be paid to Grantor as Grantor’s interests may appear.
Grantor’s Report on Insurance. Upon request of Lender, however not more than once a year, Grantor shall furnish to Lender a report on each existing policy of insurance showing: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured, the then current replacement value of such property, and the manner of determining that value; and (5) the expiration date of the policy. Grantor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.
LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Property or if Grantor fails to comply with any provision of this Mortgage or any Related Documents, including but not limited to Grantor’s failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Mortgage or any Related Documents, Lender on Grantor’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Property and paying all costs for insuring, maintaining and preserving the Property. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity. The Mortgage also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.
WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Mortgage:
Title. Grantor warrants that: (a) Grantor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Mortgage, (b) Grantor has the full right, power, and authority to execute and deliver this Mortgage to Lender, and (c) the liens granted hereby are not the type of lien referred to in Chapter 575 of the Iowa Code Supplement, as now enacted or hereafter modified, amended or replaced. Grantor, for itself and all persons claiming by, through or under Grantor, agrees that it claims no lien or right to a lien of the type contemplated by Chapter 575 or any other chapter of the Code of Iowa and further waives all notices and rights pursuant to said law with respect to the liens hereby granted, and represents and warrants that it is the sole party entitled to do so and agrees to indemnify and hold harmless Lender from any loss, damage, and costs, including reasonable attorneys’ fees, threatened or suffered by Lender arising either directly or indirectly as a result of any claim of the applicability of said law to the liens hereby granted.
Defense of Title. Subject to the exception in the paragraph above, Grantor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Grantor’s title or the interest of Lender under this Mortgage, Grantor shall defend the action at Grantor’s expense. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender’s own choice, and Grantor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.
Compliance With Laws. Grantor warrants that the Property and Grantor’s use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.
Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Mortgage shall survive the execution and delivery of this Mortgage, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor’s Indebtedness shall be paid in full.
CONDEMNATION. The following provisions relating to condemnation proceedings are a part of this Mortgage:

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Proceedings. If any proceeding in condemnation is filed, Grantor shall promptly notify Lender in writing, and Grantor shall promptly take such steps as may be necessary to defend the action and obtain the award. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Grantor will deliver or cause to be delivered to Lender such instruments and documentation as may be requested by Lender from time to time to permit such participation.
Application of Net Proceeds. If all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may, at its election require that all or any portion of the net proceeds of the award be applied to the Indebtedness or the repair or restoration of the Property. The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys’ fees incurred by Lender in connection with the condemnation,
IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES. The following provisions relating to governmental taxes, fees and charges are a part of this Mortgage:
Current Taxes, Fees and Charges. Upon request by Lender, Grantor shall execute such documents in addition to this Mortgage and take whatever other action is requested by Lender to perfect and continue Lender’s lien on the Real Property. Grantor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Mortgage, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Mortgage.
Taxes. The following shall constitute taxes to which this section applies: (1) a specific tax upon this type of Mortgage or upon all or any part of the Indebtedness secured by this Mortgage; (2) a specific tax on Grantor which Grantor is authorized or required to deduct from payments on the Indebtedness secured by this type of Mortgage; (3) a tax on this type of Mortgage chargeable against the Lender or the holder of the Note; and (4) a specific tax on all or any portion of the Indebtedness or on payments of principal and interest made by Grantor.
Subsequent Taxes. If any tax to which this section applies is enacted subsequent to the date of this Mortgage, this event shall have the same effect as an Event of Default, and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Grantor either (1) pays the tax before it becomes delinquent, or (2) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.
SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Mortgage as a security agreement are a part of this Mortgage:
Security Agreement. This instrument shall constitute a Security Agreement to the extent any of the Property constitutes fixtures, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.
Security Interest. Upon request by Lender, Grantor shall take whatever action is requested by Lender to perfect and continue Lender’s security interest in the Rents and Personal Property. In addition to recording this Mortgage in the real property records, Lender may, at any time and without further authorization from Grantor, file executed counterparts, copies or reproductions of this Mortgage as a financing statement. Grantor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Grantor shall not remove, sever or detach the Personal Property from the Property. Upon default, Grantor shall assemble any Personal Property not affixed to the Property in a manner and at a place reasonably convenient to Grantor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender to the extent permitted by applicable law.
Fixture Filing. From the date of its recording, this Mortgage shall be effective as a financing statement filed as a fixture filing with respect to the Personal Property and for this purpose, the name and address of the debtor is the name and address of Grantor as set forth on the first page of this Mortgage and the name and address of the secured party is the name and address of Lender as set forth on the first page of this Mortgage.
Addresses. The mailing addresses of Grantor (debtor) and Lender (secured party) from which information concerning the security interest granted by this Mortgage may be obtained (each as required by the Uniform Commercial Code) are as stated on the first page of this Mortgage.
FURTHER ASSURANCES; ATTORNEY-IN-FACT. The following provisions relating to further assurances and attorney-in-fact are a part of this Mortgage:
Further Assurances. At any time, and from time to time, upon request of Lender, Grantor will make, execute and deliver,

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or will cause to be made, executed or delivered, to Lender or to Lender’s designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (1) Grantor’s obligations under the Note, this Mortgage, and the Related Documents, and (2) the liens and security interests created by this Mortgage as first and prior liens on the Property, whether now owned or hereafter acquired by Grantor. Unless prohibited by law or Lender agrees to the contrary in writing, Grantor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph,
Attorney-in-Fact. If Grantor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Grantor and at Grantor’s expense. For such purposes, Grantor hereby irrevocably appoints Lender as Grantor’s attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lender’s sole opinion, to accomplish the matters referred to in the preceding paragraph.
FULL PERFORMANCE. If Grantor pays all the Indebtedness, including without limitation all future advances, when due; and otherwise performs all the obligations imposed upon Grantor under this Mortgage, Lender shall execute and deliver to Grantor a suitable satisfaction of this Mortgage and suitable statements of termination of any financing statement on file evidencing Lender’s security interest in the Rents and the Personal Property. Grantor will pay, if permitted by applicable law, any reasonable termination fee as determined by Lender from time to time.
EVENTS OF DEFAULT. Each of the following, at Lender’s option, shall constitute an Event of Default under this Mortgage:
Payment Default. Grantor fails to make any payment when due under the Indebtedness.
Default on Other Payments. Failure of Grantor within the time required by this Mortgage to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.
Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Mortgage or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.
False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor’s behalf under this Mortgage or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.
Defective Collateralization. This Mortgage or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.
Death or Insolvency. The dissolution of Grantor’s (regardless of whether election to continue is made), any member withdraws from the limited liability company, or any other termination of Grantor’s existence as a going business or the death of any member, the insolvency of Grantor, the appointment of a receiver for any part of Grantor’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.
Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any property securing the indebtedness. This includes a garnishment of any of Grantor’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.
Breach of Other Agreement. Any breach by Grantor under the terms of any other agreement between grantor and Lender that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Grantor to Lender, whether existing now or later.
Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to

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Lender, and, in doing so, cure any Event of Default.
Adverse Change. A material adverse change occurs in Grantor’s financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.
Right to Cure. If any default, other than a default in payment is curable and if Grantor has not been given a notice of a breach of the same provision of this Mortgage within the preceding twelve (12) months, it may be cured if Grantor, after receiving written notice from Lender demanding cure of such default: (1) cures the default within twenty (20) days; or (2) if the cure requires more than twenty (20) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.
RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default and at any time thereafter, Lender, at Lender’s option, may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:
Accelerate Indebtedness. Lender shall have the right at its option to declare the entire Indebtedness immediately due and payable, including any prepayment penalty which Grantor would be required to pay without notice, except as may be expressly required by applicable law.
UCC Remedies. With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code.
Collect Rents. Lender shall have the right, without notice to Grantor, to take possession of the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender’s costs, against the indebtedness. In furtherance of this right, Lender may require any tenant or other user of the Property to make payments of rent or use fees directly to Lender. If the Rents are collected by Lender, then Grantor irrevocably designates Lender as Grantor’s attorney-in-fact to endorse instruments received in payment thereof in the name of Grantor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender’s demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.
Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the indebtedness. The receiver may serve without bond if permitted by law. Lender’s right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.
Judicial Foreclosure. Lender may obtain a judicial decree foreclosing Grantor’s interest in all or any part of the Property.
Nonjudicial Foreclosure. Lender may exercise the right to non-judicial foreclosure pursuant to Iowa Code Section 654.18 and Chapter 655A as now enacted or hereafter modified, amended or replaced.
Deficiency Judgment. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.
Tenancy at Sufferance. If Grantor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Grantor, Grantor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender’s option, either (1) pay a reasonable rental for the use of the Property, or (2) vacate the Property immediately upon the demand of Lender. This paragraph is subject to any rights of Grantor, under Iowa law, to remain in possession of the Property during a redemption period.
Other Remedies. Lender shall have all other rights and remedies provided in this Mortgage or the Note or available at law or in equity.
Sale of the Property. To the extent permitted by applicable law, Grantor hereby waives any and all right to have the Property marshalled. In exercising its rights and remedies, Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property.
Notice of Sale. Lender shall give Grantor reasonable notice of the time and place of any public sale of the Personal

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Property or of the time after which any private sale or other intended disposition of the Personal Property is to be made. Reasonable notice shall mean notice given at least ten (10) days before the time of the sale or disposition. Any sale of the Personal Property may be made in conjunction with any sale of the Real Property.
Shortened Redemption. Grantor hereby agrees that, in the event of foreclosure of this Mortgage, Lender may, at Lender’s sole option, elect to reduce the period of redemption pursuant to Iowa Code Sections 628.26, 628.27, or 628.28, or any other Iowa Code Section, to such time as may be then applicable and provided by law.
Election of Remedies. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Mortgage, after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and exercise its remedies. Nothing under this Mortgage or otherwise shall be construed so as to limit or restrict the rights and remedies available to Lender following an Event of Default, or in any way to limit or restrict the rights and ability of Lender to proceed directly against Grantor and/or against any other co-maker, guarantor, surety or endorser and/or to proceed against any other collateral directly or indirectly securing the Indebtedness.
Attorneys’ Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Mortgage, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys’ fees at trial and upon any appeal. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender’s opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including attorneys’ fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors’ reports, and appraisal fees and title insurance, to the extent permitted by applicable law. Grantor also will pay any court costs, in addition to all other sums provided by law.
NOTICES. Any notice required to be given under this Mortgage, including without limitation any notice of default and any notice of sale shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Mortgage. All copies of notices of foreclosure from the holder of any lien which has priority over this Mortgage shall be sent to Lender’s address, as shown near the beginning of this Mortgage. Any party may change its address for notices under this Mortgage by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor’s current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.
MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Mortgage:
Amendments. This Mortgage, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Mortgage. No alteration of or amendment to this Mortgage shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.
Annual Reports. If the Property is used for purposes other than Grantor’s residence, Grantor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Grantor’s previous fiscal year in such form and detail as Lender shall require. “Net operating income” shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.
Caption Headings. Caption headings in this Mortgage are for convenience purposes only and are not to be used to interpret or define the provisions of this Mortgage.
Governing Law. This Mortgage will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Iowa without regard to its conflicts of law provisions. This Mortgage has been accepted by Lender in the State of Iowa.
No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Mortgage unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Mortgage shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Mortgage. No prior waiver by Lender, .nor any course of dealing between Lender and Grantor shall constitute a

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waiver of any of Lender’s rights or of any of Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Mortgage, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.
Severability. If a court of competent jurisdiction finds any provision of this Mortgage to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Mortgage. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Mortgage shall not affect the legality, validity or enforceability of any other provision of this Mortgage.
Merger. There shall be no merger of the interest or estate created by this Mortgage with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.
Successors and Assigns. Subject to any limitations stated in this Mortgage on transfer of Grantor’s interest, this Mortgage shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor’s successors with reference to this Mortgage and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Mortgage or liability under the Indebtedness.
Time is of the Essence. Time is of the essence in the performance of this Mortgage.
Release of Rights of Dower, Homestead and Distributive Share. Each of the undersigned hereby relinquishes all rights of dower, homestead and distributive share in and to the Property and waives all rights of exemption as to any of the Property. If a Grantor is not an owner of the Property, that Grantor executes this Mortgage for the sole purpose of relinquishing and waiving such rights.
DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Mortgage. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context .may require. Words and terms not otherwise defined in this Mortgage shall have the meanings attributed to such terms in the Uniform Commercial Code:
Borrower. The word “Borrower” means Southern Iowa BioEnergy LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.
Default. The word “Default” means the Default set forth in this Mortgage in the section titled “Default”.
Environmental Laws. The words “Environmental Laws” mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section, 9601, at seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, at seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.
Event of Default. The words “Event of Default” mean any of the events of default set forth in this Mortgage in the events of default section of this Mortgage.
Grantor. The word “Grantor” means Southern Iowa BioEnergy LLC.
Guarantor. The word “Guarantor” means any guarantor, surety, or accommodation party of any or all of the indebtedness.
Guaranty. The word “Guaranty” means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.
Hazardous Substances. The words “Hazardous Substances” mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words “Hazardous Substances” are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the

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Environmental Laws. The term “Hazardous Substances” also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.
Improvements. The word “improvements” means all existing and future improvements, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.
Indebtedness. The word “Indebtedness” means all principal, interest and late fees, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents and any amounts expended or advanced by Lender to discharge Grantor’s obligations or expenses incurred by Lender to enforce Grantor’s obligations under this Mortgage, together with interest on such amounts as provided in this Mortgage. Specifically, without limitation, Indebtedness includes the future advances set forth in the Future Advances provision of this Mortgage, together with all interest thereon.
Lender. The word “Lender” means Great Western Bank, its successors and assigns.
Mortgage. The word “Mortgage” means this Mortgage between Grantor and Lender.
Note. The word “Note” means the promissory note dated June 12, 2006, in the original principal amount of $2,200,000.00 from Grantor to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.
Personal Property. The words “Personal Property” mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Grantor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.
Property. The word “Property” means collectively the Real Property and the Personal Property.
Real Property. The words “Real Property” mean the real property, interests and rights, as further described in this Mortgage.
Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.
Rents. The word “Rents” means all present and future rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property.
GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MORTGAGE, AND GRANTOR AGREES TO ITS TERMS.
GRANTOR ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS MORTGAGE AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

GRANTOR:

SOUTHERN IOWA BIOENERGY LLC

By:	/s/ William T. Higdon William T. Higdon, President of Southern Iowa BioEnergy LLC

By:	/s/ Alan Elefson
Alan Elefson, Treasurer of Southern Iowa BioEnergy LLC

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Loan No: 108002882	(Continued)	Page 11

LIMITED LIABILITY COMPANY ACKNOWLEDGMENT

STATE OF IOWA	)
	)	ss
COUNTY OF DECATUR	)
On this 12th day of June, A.D., 2006, before me, the undersigned Notary Public in said County and State, personally appeared William T. Higdon, President; Alan Elefson, Treasurer of Southern Iowa BioEnergy LLC, to me personally known, who being by me duly sworn, did say that they are one of the members or designated agents of said limited liability company, and that the instrument was signed and sealed on behalf of the limited liability company by authority of the limited liability company and the members or designated agents acknowledged the execution of the instrument to be the voluntary act and deed of the limited liability company by it and by the members or designated agents voluntarily executed.

/s/ Marcia L. McAlpin
Notary Public in the State of Iowa
NOTARY SEAL
/s/ Marcia L. McAlpin

COMMERCIAL GUARANTY

				Call / Coll		Officer
Principal	Loan Date	Maturity	Loan No.	IE / 150	Account	TLG	Initials
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing ***** has been omitted due to text length limitations.

Borrower:	Southern Iowa BioEnergy LLC (TIN: 20-2226223)	Lender:	Great Western Bank
	5 So Linden		Leon
	Lamoni, IA 50140		111 N. Main
PO Box 171
Leon, IA 50144
Guarantor:	Jack Cooley (SSN: ###-##-####)
1810 240th Avenue
Osceola, IA 50213
GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of Guarantor’s Share of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower’s obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender’s remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower’s obligations under the Note and Related Documents.
INDEBTEDNESS. The word “Indebtedness” as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, attorneys’ fees, arising from any and all debts, liabilities and obligations that Borrower individually or collectively or interchangeably with others, owes or will owe Lender under the Note and Related Documents and any renewals, extensions, modifications, refinancings, consolidations and substitutions. of the Note and Related Documents.
If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender’s rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor’s liability will be Guarantor’s aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.
GUARANTOR’S SHARE OF THE INDEBTEDNESS. The words “Guarantor’s Share of the Indebtedness” as used in this Guaranty mean an amount not to exceed Three Hundred Thousand & 00/100 Dollars ($300,000.00) of all the principal amount, interest thereon to the extent not prohibited by law, and all collection costs, expenses and attorneys’ fees whether or not there is a lawsuit, and if there is a lawsuit, any fees and costs for trial and appeals.
Guarantor’s Share of the indebtedness will only be reduced by sums actually paid by Guarantor under this Guaranty, but will not be reduced by sums from any other source including, but not limited to, sums realized from any collateral securing the Indebtedness or this Guaranty, or payments by anyone other than Guarantor, or reductions by operation of law, judicial order or equitable principles. Lender has the sole and absolute discretion to determine how sums shall be applied among guaranties of the Indebtedness.
The above limitation on liability is not a restriction on the amount of the Note of Borrower to Lender either in the aggregate or at any one time.
DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness shall have been fully and finally paid and satisfied and all of Guarantor’s other obligations under this Guaranty shall have been performed in full. Release of any other guarantor or termination of any other guaranty of the indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty.
GUARANTOR’S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, without notice or demand and without lessening Guarantor’s liability under this Guaranty, from time to time: (A) to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, ‘waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.
GUARANTOR’S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower’s request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor’s assets, or any interest therein; (F) upon Lender’s request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor’s financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor’s financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor’s financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower’s financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor’s risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.
GUARANTOR’S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment onto proceed directly or at once against

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any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender’s power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.
Guarantor also waives any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of (A) any “one action” or “anti-deficiency” law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender’s commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor’s subrogation rights or Guarantor’s rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower’s liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (E) any statute of limitations, If at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness which is not barred by any applicable statute of limitations; or (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower’s trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.
Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.
GUARANTOR’S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.
SUBORDINATION OF BORROWER’S DEBTS TO GUARANTOR. Guarantor agrees that the indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.
MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:
Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.
Attorneys’ Fees; Expenses. Guarantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s attorneys’ fees and legal expenses whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.
Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.
Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Iowa without regard to its conflicts of law provisions. This Guaranty has been accepted by Lender in the State of Iowa.
Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor’s attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor’s intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender’s attorneys’ fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.
Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words “Borrower” and “Guarantor” respectively shall mean all and any one or more of them. The words “Guarantor,” “Borrower,” and “Lender” include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.
Notices. Any notice required to be given under this Guaranty shall be given in writing, and shall be effective when actually delivered, when actually received by telefacimiles (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notices purposes, Guarantor agrees to keep Lender informed at all times of Guarantor’s current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.
No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a

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provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender’s rights or of any of Guarantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.
Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor’s interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.
DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:
Borrower. The word “Borrower” means Southern Iowa BioEnergy LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.
Guarantor. The word “Guarantor” means everyone signing this Guaranty, including without limitation Jack Cooley, and in each case, any signer’s successors and assigns.
Guarantor’s Share of the Indebtedness. The words “Guarantor’s Share of Indebtedness” means Guarantor’s indebtedness to Lender as more particularly described in this Guaranty.
Guaranty. The word “Guaranty” means this guaranty from Guarantor to Lender.
Indebtedness. The word “Indebtedness” means Borrower’s indebtedness to Lender as more particularly described in this Guaranty.
Lender. The word “Lender” means Great Western Bank, its successors and assigns.
Note. The word “Note” means the promissory note dated June 12, 2006, in the original principal amount of $2,200,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.
Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.
EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED “DURATION OF GUARANTY”. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JUNE 12, 2006.
GUARANTOR ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS COMMERCIAL GUARANTY AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

GUARANTOR:

x	/s/ Jack Cooley
Jack Cooley

INDIVIDUAL ACKNOWLEDGEMENT

STATE OF Iowa	)
	)	ss
COUNTY OF Decatur	)
On this 12th day of June, A.D., 2006, before me, a Notary Public in and for said County and State, personally appeared Jack Cooley, to me known to be the person named in and who executed the foregoing instrument and acknowledgement that he or she executed the same as his or her voluntary act and deed.

/s/ Marcia L. McAlpin

NOTARY SEAL	Notary Public in and for the State of Iowa

/s/Marcia L. McAlpin

COMMERCIAL GUARANTY

				Call / Coll		Officer
Principal	Loan Date	Maturity	Loan No.	IE / 150	Account	TLG	Initials
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing ***** has been omitted due to text length limitations.

Borrower:	Southern Iowa BioEnergy LLC (TIN: 20-2226223)	Lender:	Great Western Bank
	5 So Linden		Leon
	Lamoni, IA 50140		111 N. Main
PO Box 171
Leon, IA 50144
Guarantor:	William T. Higdon (SSN: ###-##-####)
1810 240th Avenue
Osceola, IA 50213
GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of Guarantor’s Share of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower’s obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender’s remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower’s obligations under the Note and Related Documents.
INDEBTEDNESS. The word “Indebtedness” as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, attorneys’ fees, arising from any and all debts, liabilities and obligations that Borrower individually or collectively or interchangeably with others, owes or will owe Lender under the Note and Related Documents and any renewals, extensions, modifications, refinancings, consolidations and substitutions. of the Note and Related Documents.
If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender’s rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor’s liability will be Guarantor’s aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.
GUARANTOR’S SHARE OF THE INDEBTEDNESS. The words “Guarantor’s Share of the Indebtedness” as used in this Guaranty mean an amount not to exceed Three Hundred Thousand & 00/100 Dollars ($300,000.00) of all the principal amount, interest thereon to the extent not prohibited by law, and all collection costs, expenses and attorneys’ fees whether or not there is a lawsuit, and if there is a lawsuit, any fees and costs for trial and appeals.
Guarantor’s Share of the indebtedness will only be reduced by sums actually paid by Guarantor under this Guaranty, but will not be reduced by sums from any other source including, but not limited to, sums realized from any collateral securing the Indebtedness or this Guaranty, or payments by anyone other than Guarantor, or reductions by operation of law, judicial order or equitable principles. Lender has the sole and absolute discretion to determine how sums shall be applied among guaranties of the Indebtedness.
The above limitation on liability is not a restriction on the amount of the Note of Borrower to Lender either in the aggregate or at any one time.
DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness shall have been fully and finally paid and satisfied and all of Guarantor’s other obligations under this Guaranty shall have been performed in full. Release of any other guarantor or termination of any other guaranty of the indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty.
GUARANTOR’S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, without notice or demand and without lessening Guarantor’s liability under this Guaranty, from time to time: (A) to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, ‘waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.
GUARANTOR’S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower’s request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor’s assets, or any interest therein; (F) upon Lender’s request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor’s financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor’s financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor’s financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower’s financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor’s risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.
GUARANTOR’S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment onto proceed directly or at once against

COMMERCIAL GUARANTY
Loan No: 108002882	(Continued)	Page 2
any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender’s power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.
Guarantor also waives any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of (A) any “one action” or “anti-deficiency” law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender’s commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor’s subrogation rights or Guarantor’s rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower’s liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (E) any statute of limitations, If at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness which is not barred by any applicable statute of limitations; or (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower’s trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.
Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.
GUARANTOR’S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.
SUBORDINATION OF BORROWER’S DEBTS TO GUARANTOR. Guarantor agrees that the indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.
MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:
Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.
Attorneys’ Fees; Expenses. Guarantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s attorneys’ fees and legal expenses whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.
Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.
Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Iowa without regard to its conflicts of law provisions. This Guaranty has been accepted by Lender in the State of Iowa.
Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor’s attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor’s intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender’s attorneys’ fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.
Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words “Borrower” and “Guarantor” respectively shall mean all and any one or more of them. The words “Guarantor,” “Borrower,” and “Lender” include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.
Notices. Any notice required to be given under this Guaranty shall be given in writing, and shall be effective when actually delivered, when actually received by telefacimiles (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notices purposes, Guarantor agrees to keep Lender informed at all times of Guarantor’s current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.
No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a

COMMERCIAL GUARANTY
Loan No: 108002882	(Continued)	Page 3
provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender’s rights or of any of Guarantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.
Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor’s interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.
DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:
Borrower. The word “Borrower” means Southern Iowa BioEnergy LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.
Guarantor. The word “Guarantor” means everyone signing this Guaranty, including without limitation Jack Cooley, and in each case, any signer’s successors and assigns.
Guarantor’s Share of the Indebtedness. The words “Guarantor’s Share of Indebtedness” means Guarantor’s indebtedness to Lender as more particularly described in this Guaranty.
Guaranty. The word “Guaranty” means this guaranty from Guarantor to Lender.
Indebtedness. The word “Indebtedness” means Borrower’s indebtedness to Lender as more particularly described in this Guaranty.
Lender. The word “Lender” means Great Western Bank, its successors and assigns.
Note. The word “Note” means the promissory note dated June 12, 2006, in the original principal amount of $2,200,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.
Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.
EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED “DURATION OF GUARANTY”. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JUNE 12, 2006.
GUARANTOR ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS COMMERCIAL GUARANTY AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

GUARANTOR:

x	/s/ William T. Higdon
William T. Higdon

INDIVIDUAL ACKNOWLEDGEMENT

STATE OF Iowa	)
	)	ss
COUNTY OF Decatur	)
On this 12th day of June, A.D., 2006, before me, a Notary Public in and for said County and State, personally appeared William T. Higdon, to me known to be the person named in and who executed the foregoing instrument and acknowledgement that he or she executed the same as his or her voluntary act and deed.

/s/ Marcia L. McAlpin

NOTARY SEAL	Notary Public in and for the State of Iowa

/s/Marcia L. McAlpin

COMMERCIAL GUARANTY

				Call / Coll		Officer
Principal	Loan Date	Maturity	Loan No.	IE / 150	Account	TLG	Initials
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing ***** has been omitted due to text length limitations.

Borrower:	Southern Iowa BioEnergy LLC (TIN: 20-2226223)	Lender:	Great Western Bank
	5 So Linden		Leon
	Lamoni, IA 50140		111 N. Main
PO Box 171
Leon, IA 50144
Guarantor:	William Douglas Morain (SSN: ###-##-####)
1810 240th Avenue
Osceola, IA 50213
GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of Guarantor’s Share of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower’s obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender’s remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower’s obligations under the Note and Related Documents.
INDEBTEDNESS. The word “Indebtedness” as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, attorneys’ fees, arising from any and all debts, liabilities and obligations that Borrower individually or collectively or interchangeably with others, owes or will owe Lender under the Note and Related Documents and any renewals, extensions, modifications, refinancings, consolidations and substitutions. of the Note and Related Documents.
If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender’s rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor’s liability will be Guarantor’s aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.
GUARANTOR’S SHARE OF THE INDEBTEDNESS. The words “Guarantor’s Share of the Indebtedness” as used in this Guaranty mean an amount not to exceed Three Hundred Thousand & 00/100 Dollars ($300,000.00) of all the principal amount, interest thereon to the extent not prohibited by law, and all collection costs, expenses and attorneys’ fees whether or not there is a lawsuit, and if there is a lawsuit, any fees and costs for trial and appeals.
Guarantor’s Share of the indebtedness will only be reduced by sums actually paid by Guarantor under this Guaranty, but will not be reduced by sums from any other source including, but not limited to, sums realized from any collateral securing the Indebtedness or this Guaranty, or payments by anyone other than Guarantor, or reductions by operation of law, judicial order or equitable principles. Lender has the sole and absolute discretion to determine how sums shall be applied among guaranties of the Indebtedness.
The above limitation on liability is not a restriction on the amount of the Note of Borrower to Lender either in the aggregate or at any one time.
DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness shall have been fully and finally paid and satisfied and all of Guarantor’s other obligations under this Guaranty shall have been performed in full. Release of any other guarantor or termination of any other guaranty of the indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty.
GUARANTOR’S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, without notice or demand and without lessening Guarantor’s liability under this Guaranty, from time to time: (A) to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, ‘waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.
GUARANTOR’S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower’s request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor’s assets, or any interest therein; (F) upon Lender’s request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor’s financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor’s financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor’s financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower’s financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor’s risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.
GUARANTOR’S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment onto proceed directly or at once against

COMMERCIAL GUARANTY
Loan No: 108002882	(Continued)	Page 2
any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender’s power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.
Guarantor also waives any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of (A) any “one action” or “anti-deficiency” law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender’s commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor’s subrogation rights or Guarantor’s rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower’s liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (E) any statute of limitations, If at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness which is not barred by any applicable statute of limitations; or (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower’s trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.
Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.
GUARANTOR’S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.
SUBORDINATION OF BORROWER’S DEBTS TO GUARANTOR. Guarantor agrees that the indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.
MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:
Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.
Attorneys’ Fees; Expenses. Guarantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s attorneys’ fees and legal expenses whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.
Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.
Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Iowa without regard to its conflicts of law provisions. This Guaranty has been accepted by Lender in the State of Iowa.
Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor’s attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor’s intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender’s attorneys’ fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.
Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words “Borrower” and “Guarantor” respectively shall mean all and any one or more of them. The words “Guarantor,” “Borrower,” and “Lender” include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.
Notices. Any notice required to be given under this Guaranty shall be given in writing, and shall be effective when actually delivered, when actually received by telefacimiles (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notices purposes, Guarantor agrees to keep Lender informed at all times of Guarantor’s current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

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Loan No: 108002882	(Continued)	Page 3
No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender’s rights or of any of Guarantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.
Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor’s interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.
DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:
Borrower. The word “Borrower” means Southern Iowa BioEnergy LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.
Guarantor. The word “Guarantor” means everyone signing this Guaranty, including without limitation Jack Cooley, and in each case, any signer’s successors and assigns.
Guarantor’s Share of the Indebtedness. The words “Guarantor’s Share of Indebtedness” means Guarantor’s indebtedness to Lender as more particularly described in this Guaranty.
Guaranty. The word “Guaranty” means this guaranty from Guarantor to Lender.
Indebtedness. The word “Indebtedness” means Borrower’s indebtedness to Lender as more particularly described in this Guaranty.
Lender. The word “Lender” means Great Western Bank, its successors and assigns.
Note. The word “Note” means the promissory note dated June 12, 2006, in the original principal amount of $2,200,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.
Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.
EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED “DURATION OF GUARANTY”. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JUNE 12, 2006.
GUARANTOR ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS COMMERCIAL GUARANTY AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.
GUARANTOR:

x	/s/ William Douglas Morain
William Douglas Morain

INDIVIDUAL ACKNOWLEDGEMENT

STATE OF Iowa	)
) ss
COUNTY OF Decatur	)
On this 12th day of June, A.D., 2006, before me, a Notary Public in and for said County and State, personally appeared William Douglas Morain, to me known to be the person named in and who executed the foregoing instrument and acknowledgement that he or she executed the same as his or her voluntary act and deed.

/s/ Marcia L. McAlpin
NOTARY SEAL	Notary Public in and for the State of Iowa

/s/Marcia L. McAlpin

Prepared by Marcia McAlpin, Great Western Bank, PO Box 171, Leon, Iowa 50144, phone: (641) 446-4841

COLLATERAL ASSIGNMENT OF AGREEMENT FOR
PRE-CONSTRUCTION SERVICES
KNOW ALL MEN BY THESE PRESENTS: In consideration of a $2,200,000.00 loan for Southern Iowa Bioenergy, LLC by Great Western Bank. Leon, Iowa, GRANTEE (hereinafter referred to as BANK), receipt of which is hereby acknowledged, Southern Iowa Bioenergy, LLC, Lamoni & Osceola, Iowa. (hereinafter collectively referred to as GRANTOR), and by these presents does assign transfer and convey to BANK all GRANTOR’S right, title and interest in and to a certain Contract between, Renewable Energy Group, LLC, Ralston, Iowa, vendor(s) and, Southern Iowa Bioenergy, LLC purchaser(s) conveying the attached Agreement for Pre-Construction Services.
This assignment is given as additional security by GRANTOR to secure a certain Agreement for Pre-Construction Services dated the 12th day of June, 2006, wherein GRANTOR is GRANTOR, and Great Western Bank is GRANTEE.
To have and to hold the same unto BANK, its successors and assigns, subject only to the provisions of said Agreement for Pre Construction Services and to the condition that if the said GRANTOR, his personal representative or assigns shall pay BANK the principle sum of $2,200,000 with interest according to the terms and conditions of a promissory note bearing even date herewith (or any renewal or extension thereof) then this conveyance to be void; otherwise to be in full force and effect.
Words and phrases herein, including acknowledgment hereof, shall be construed as in the singular or plural number, and as masculine, feminine or neuter gender, according to the context.
Dated this 12th day of June, 2006.

Southern Iowa Bioenergy, LLC	Southern Iowa Bioenergy, LLC

/s/ William T. Higdon	/s/ Alan Elefson
William Higdon, President	Alan Elefson, Treasurer
Southern Iowa Bioenergy, LLC	Southern Iowa Bioenergy, LLC
INDIVIDUAL ACKNOWLEDGEMENT

STATE OF IOWA	)
	)	ss
COUNTY OF DECATUR
On this 12th day of June, A.D., 2006, before me personally came William Higdon, President, to me known to be the individual described in and who executed the assignment and acknowledged to me that they executed the same.

/s/ Marcia L. McAlpin
NOTARY SEAL	Notary Public
INDIVIDUAL ACKNOWLEDGEMENT

STATE OF IOWA	)
) ss
COUNTY OF DECATUR	)
On this 12th day of June, A.D., 2006, before me personally came Alan Elefson, Treasurer, to me known to be the individual described in and who executed the assignment and acknowledged to me that they executed the same.

/s/ Marcia L. McAlpin
NOTARY SEAL	Notary Public

COMMERCIAL GUARANTY

				Call / Coll		Officer
Principal	Loan Date	Maturity	Loan No.	IE / 150	Account	TLG	Initials
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing ***** has been omitted due to text length limitations.

Borrower:	Southern Iowa BioEnergy LLC (TIN: 20-2226223)	Lender:	Great Western Bank
	5 So Linden		Leon
	Lamoni, IA 50140		111 N. Main
PO Box 171
Leon, IA 50144
Guarantor:	Leon G. Kessel (SSN: ###-##-####)
1810 240th Avenue
Osceola, IA 50213
GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of Guarantor’s Share of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower’s obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender’s remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower’s obligations under the Note and Related Documents.
INDEBTEDNESS. The word “Indebtedness” as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, attorneys’ fees, arising from any and all debts, liabilities and obligations that Borrower individually or collectively or interchangeably with others, owes or will owe Lender under the Note and Related Documents and any renewals, extensions, modifications, refinancings, consolidations and substitutions. of the Note and Related Documents.
If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender’s rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor’s liability will be Guarantor’s aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.
GUARANTOR’S SHARE OF THE INDEBTEDNESS. The words “Guarantor’s Share of the Indebtedness” as used in this Guaranty mean an amount not to exceed Three Hundred Thousand & 00/100 Dollars ($300,000.00) of all the principal amount, interest thereon to the extent not prohibited by law, and all collection costs, expenses and attorneys’ fees whether or not there is a lawsuit, and if there is a lawsuit, any fees and costs for trial and appeals.
Guarantor’s Share of the indebtedness will only be reduced by sums actually paid by Guarantor under this Guaranty, but will not be reduced by sums from any other source including, but not limited to, sums realized from any collateral securing the Indebtedness or this Guaranty, or payments by anyone other than Guarantor, or reductions by operation of law, judicial order or equitable principles. Lender has the sole and absolute discretion to determine how sums shall be applied among guaranties of the Indebtedness.
The above limitation on liability is not a restriction on the amount of the Note of Borrower to Lender either in the aggregate or at any one time.
DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness shall have been fully and finally paid and satisfied and all of Guarantor’s other obligations under this Guaranty shall have been performed in full. Release of any other guarantor or termination of any other guaranty of the indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty.
GUARANTOR’S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, without notice or demand and without lessening Guarantor’s liability under this Guaranty, from time to time: (A) to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, ‘waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.
GUARANTOR’S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower’s request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor’s assets, or any interest therein; (F) upon Lender’s request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor’s financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor’s financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor’s financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower’s financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor’s risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.
GUARANTOR’S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment onto proceed directly or at once against

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Loan No: 108002882	(Continued)	Page 2
any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender’s power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.
Guarantor also waives any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of (A) any “one action” or “anti-deficiency” law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender’s commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor’s subrogation rights or Guarantor’s rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower’s liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (E) any statute of limitations, If at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness which is not barred by any applicable statute of limitations; or (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower’s trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.
Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.
GUARANTOR’S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.
SUBORDINATION OF BORROWER’S DEBTS TO GUARANTOR. Guarantor agrees that the indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.
MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:
Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.
Attorneys’ Fees; Expenses. Guarantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s attorneys’ fees and legal expenses whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.
Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.
Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Iowa without regard to its conflicts of law provisions. This Guaranty has been accepted by Lender in the State of Iowa.
Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor’s attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor’s intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender’s attorneys’ fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.
Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words “Borrower” and “Guarantor” respectively shall mean all and any one or more of them. The words “Guarantor,” “Borrower,” and “Lender” include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.
Notices. Any notice required to be given under this Guaranty shall be given in writing, and shall be effective when actually delivered, when actually received by telefacimiles (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notices purposes, Guarantor agrees to keep Lender informed at all times of Guarantor’s current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.
No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a

COMMERCIAL GUARANTY
Loan No: 108002882	(Continued)	Page 3
provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender’s rights or of any of Guarantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.
Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor’s interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.
DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:
Borrower. The word “Borrower” means Southern Iowa BioEnergy LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.
Guarantor. The word “Guarantor” means everyone signing this Guaranty, including without limitation Jack Cooley, and in each case, any signer’s successors and assigns.
Guarantor’s Share of the Indebtedness. The words “Guarantor’s Share of Indebtedness” means Guarantor’s indebtedness to Lender as more particularly described in this Guaranty.
Guaranty. The word “Guaranty” means this guaranty from Guarantor to Lender.
Indebtedness. The word “Indebtedness” means Borrower’s indebtedness to Lender as more particularly described in this Guaranty.
Lender. The word “Lender” means Great Western Bank, its successors and assigns.
Note. The word “Note” means the promissory note dated June 12, 2006, in the original principal amount of $2,200,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.
Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.
EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED “DURATION OF GUARANTY”. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JUNE 12, 2006.
GUARANTOR ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS COMMERCIAL GUARANTY AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.
GUARANTOR:

x	/s/ Leon G. Kessel
Leon G. Kessel

INDIVIDUAL ACKNOWLEDGEMENT

STATE OF Iowa	)
) ss
COUNTY OF Decatur	)
On this 12th day of June, A.D., 2006, before me, a Notary Public in and for said County and State, personally appeared Leon G. Kessel, to me known to be the person named in and who executed the foregoing instrument and acknowledgement that he or she executed the same as his or her voluntary act and deed.

/s/ Marcia L. McAlpin
NOTARY SEAL	Notary Public in and for the State of Iowa

/s/Marcia L. McAlpin

COMMERCIAL GUARANTY

				Call / Coll		Officer
Principal	Loan Date	Maturity	Loan No.	IE / 150	Account	TLG	Initials
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing ***** has been omitted due to text length limitations.

Borrower:	Southern Iowa BioEnergy LLC (TIN: 20-2226223)	Lender:	Great Western Bank
	5 So Linden		Leon
	Lamoni, IA 50140		111 N. Main
PO Box 171
Leon, IA 50144
Guarantor:	James R. Cornett (SSN: ###-##-####)
1810 240th Avenue
Osceola, IA 50213
GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of Guarantor’s Share of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower’s obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender’s remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower’s obligations under the Note and Related Documents.
INDEBTEDNESS. The word “Indebtedness” as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, attorneys’ fees, arising from any and all debts, liabilities and obligations that Borrower individually or collectively or interchangeably with others, owes or will owe Lender under the Note and Related Documents and any renewals, extensions, modifications, refinancings, consolidations and substitutions. of the Note and Related Documents.
If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender’s rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor’s liability will be Guarantor’s aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.
GUARANTOR’S SHARE OF THE INDEBTEDNESS. The words “Guarantor’s Share of the Indebtedness” as used in this Guaranty mean an amount not to exceed Three Hundred Thousand & 00/100 Dollars ($300,000.00) of all the principal amount, interest thereon to the extent not prohibited by law, and all collection costs, expenses and attorneys’ fees whether or not there is a lawsuit, and if there is a lawsuit, any fees and costs for trial and appeals.
Guarantor’s Share of the indebtedness will only be reduced by sums actually paid by Guarantor under this Guaranty, but will not be reduced by sums from any other source including, but not limited to, sums realized from any collateral securing the Indebtedness or this Guaranty, or payments by anyone other than Guarantor, or reductions by operation of law, judicial order or equitable principles. Lender has the sole and absolute discretion to determine how sums shall be applied among guaranties of the Indebtedness.
The above limitation on liability is not a restriction on the amount of the Note of Borrower to Lender either in the aggregate or at any one time.
DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness shall have been fully and finally paid and satisfied and all of Guarantor’s other obligations under this Guaranty shall have been performed in full. Release of any other guarantor or termination of any other guaranty of the indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty.
GUARANTOR’S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, without notice or demand and without lessening Guarantor’s liability under this Guaranty, from time to time: (A) to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, ‘waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.
GUARANTOR’S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower’s request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor’s assets, or any interest therein; (F) upon Lender’s request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor’s financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor’s financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor’s financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower’s financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor’s risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.
GUARANTOR’S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment onto proceed directly or at once against

COMMERCIAL GUARANTY
Loan No: 108002882	(Continued)	Page 2
any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender’s power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.
Guarantor also waives any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of (A) any “one action” or “anti-deficiency” law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender’s commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor’s subrogation rights or Guarantor’s rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower’s liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (E) any statute of limitations, If at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness which is not barred by any applicable statute of limitations; or (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower’s trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.
Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.
GUARANTOR’S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.
SUBORDINATION OF BORROWER’S DEBTS TO GUARANTOR. Guarantor agrees that the indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.
MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:
Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.
Attorneys’ Fees; Expenses. Guarantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s attorneys’ fees and legal expenses whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.
Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.
Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Iowa without regard to its conflicts of law provisions. This Guaranty has been accepted by Lender in the State of Iowa.
Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor’s attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor’s intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender’s attorneys’ fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.
Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words “Borrower” and “Guarantor” respectively shall mean all and any one or more of them. The words “Guarantor,” “Borrower,” and “Lender” include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.
Notices. Any notice required to be given under this Guaranty shall be given in writing, and shall be effective when actually delivered, when actually received by telefacimiles (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notices purposes, Guarantor agrees to keep Lender informed at all times of Guarantor’s current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.
No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by

COMMERCIAL GUARANTY
Loan No: 108002882	(Continued)	Page 3
Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender’s rights or of any of Guarantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.
Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor’s interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.
DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:
Borrower. The word “Borrower” means Southern Iowa BioEnergy LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.
Guarantor. The word “Guarantor” means everyone signing this Guaranty, including without limitation Jack Cooley, and in each case, any signer’s successors and assigns.
Guarantor’s Share of the Indebtedness. The words “Guarantor’s Share of Indebtedness” means Guarantor’s indebtedness to Lender as more particularly described in this Guaranty.
Guaranty. The word “Guaranty” means this guaranty from Guarantor to Lender.
Indebtedness. The word “Indebtedness” means Borrower’s indebtedness to Lender as more particularly described in this Guaranty.
Lender. The word “Lender” means Great Western Bank, its successors and assigns.
Note. The word “Note” means the promissory note dated June 12, 2006, in the original principal amount of $2,200,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.
Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.
EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED “DURATION OF GUARANTY”. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JUNE 12, 2006.
GUARANTOR ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS COMMERCIAL GUARANTY AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.
GUARANTOR:

x	/s/ James R. Cornett
James R. Cornett

INDIVIDUAL ACKNOWLEDGEMENT

STATE OF Iowa	)
) ss
COUNTY OF Decatur	)
On this 12th day of June, A.D., 2006, before me, a Notary Public in and for said County and State, personally appeared James R. Cornett, to me known to be the person named in and who executed the foregoing instrument and acknowledgement that he or she executed the same as his or her voluntary act and deed.

/s/ Marcia L. McAlpin
NOTARY SEAL	Notary Public in and for the State of Iowa

/s/Marcia L. McAlpin

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No.	Call / Coll		Officer
$2,200,000.00	06-12-2006	10-12-2006	108002882	IE / 150	Account	TLG	Initials
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing ***** has been omitted due to text length limitations.

Borrower:	Southern Iowa BioEnergy LLC (TIN: 20-2226223)	Lender:	Great Western Bank
	115 So Linden		Leon
	Lamoni, IA 50140		111 N. Main
PO Box 171
Leon, IA 50144

Principal Amount: $2,200,000.00	Interest Rate: 12.000%	Date of Note: June 12, 2006
PROMISE TO PAY. Southern Iowa BioEnergy LLC (“Borrower”) promises to pay to Great Western Bank (“Lender”), or order, in lawful money of the United States of America, the principal amount of Two Million Two Hundred Thousand & 00/100 Dollars ($2,200,000.00), together with Interest at the rate of 12.000% per annum on the unpaid principal balance from June 12, 2006, until paid in full. The interest rate may change under the terms and conditions of the INTEREST AFTER DEFAULT” section.
PAYMENT. Borrower will pay this loan In one principal payment of $2,200,000.00 plus interest on October 12, 2006. This payment due on October 12, 2006, will be for all principal and all accrued interest not yet paid. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs; and then to any late charges. The annual Interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.
PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Great Western Bank, Leon, 111 N. Main, PO Box 171, Leon, IA 50144.
LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged $50.00.
INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased to 21.000% per annum. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law,
DEFAULT. Each of the following shall constitute an event of default (“Event of Default") under this Note:
Payment Default. Borrower fails to make any payment when due under this Note.
Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.
False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.
Death or Insolvency. The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower’s existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.
Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower‘s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.
Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor‘s estate to‘ assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.
Adverse Change. A material adverse change occurs in Borrower‘s financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.
Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within twenty (20) days; or (2) if the cure requires more than twenty (20) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes ell reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.
LENDER’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.
ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a

PROMISSORY NOTE
Loan No: 108002882	(Continued)	Page 2
lawsuit, including without limitation all attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.
GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Iowa without regard to its conflicts of law provisions. This Note has been accepted by Lender In the State of Iowa.
RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.
COLLATERAL. Borrower acknowledges this Note is secured by ALL COLLATERAL INCLUDING BUT NOT LIMITED TO: Real Estate Mortgage dated 6-12-2006 and Security Agreement dated 6-12-2006 siting the assignment of Pre-Construction Services Agreement dated 6-12-2006.
PURPOSE OF LOAN. The specific purpose of this loan is: Equipment Down for Bio Diesel Plant.
SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower‘s heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.
GENERAL PROVISIONS. If any pert of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.
PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.
BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.
BORROWER:
SOUTHERN IOWA BIOENERGY LLC

By:	/s/ William T. Higdon William T. Higdon, President of Southern Iowa BioEnergy LLC	By:	/s/ Alan Elefson Alan Elefson, Treasurer of Southern Iowa Bioenergy LLC

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No.	Call / Coll		Officer
$2,200,000.00	06-12-2006	10-12-2006	108002882	1E / 150	Account	TLG	Initials
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing ***** has been omitted due to text length limitations.

Borrower:	Southern Iowa BioEnergy LLC (TIN: 20-2226223)	Lender:	Great Western Bank
	115 So Linden		Leon
	Lamoni, IA 50140		111 N. Main
PO Box 171
Leon, IA 50144
LOAN TYPE. This is a Fixed Rate (12.000%) Nondisclosable Loan to a Limited Liability Company for $2,200,000.00 due on October 12, 2006.
PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:
☐	Personal, Family, or Household Purposes or Personal Investment.

☑	Business (Including Real Estate Investment).
SPECIFIC PURPOSE. The specific purpose of this loan is: Equipment Down for Bio Diesel Plant.
DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $2,200,000.00 as follows:

Amount paid to Borrower directly:	$2,200,000.00
$2,200,000.00 Lender’s Check # Renewal
Energy Group
/s/ WH /s/ AR

Note Principal:	$2,200,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid In Cash:	$44,000.00
$44,000.00 Loan Origination Fee

Total Charges Paid In Cash:	$44,000.00
BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS DISBURSEMENT REQUEST AND AUTHORIZATION AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.
FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JUNE 12, 2006.
BORROWER:
SOUTHERN IOWA BIOENERGY, LLC

By:	/s/William T. Higdon William T. Higdon, President of Southern Iowa BioEnergy LLC	By:	/s/ Alan Elefson Alan Elefson, Treasurer of Southern Iowa BioEnergy LLC

NOTICE OF FINAL AGREEMENT

Principal	Loan Date	Maturity	Loan No.	Call / Coll		Officer
$2,200,000.00	06-12-2006	10-12-2006	108002882	IE / 150	Account	TLG	Initials
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing ***** has been omitted due to text length limitations.

Borrower:	Southern Iowa BioEnergy LLC (TIN: 20-2226223)	Lender:	Great Western Bank
	115 So Linden		Leon
	Lamoni, IA 50140		111 N. Main
PO Box 171
Leon, IA 50144

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THE LOAN AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THE WRITTEN LOAN AGREEMENT MAY BE LEGALLY ENFORCED. BORROWER MAY CHANGE THE TERMS OF THE LOAN AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

As used in this Notice, the following terms have the following meanings:

Loan. The term “Loan” means the following described loan: a Fixed Rate (12.000%) Nondisclosable Loan to a Limited Liability Company for $2,200,000.00 due on October 12, 2006.

Loan Agreement. The term “Loan Agreement” means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

LOAN DOCUMENTS
LLC Resolution: Southern Iowa BioEnergy LLC	Promissory Note
IA Commercial Guaranty: James R. Cornett	IA Commercial Guaranty: Jack Cooley
IA Commercial Guaranty: William T. Higdon	IA Commercial Guaranty: Leon G. Kessel
IA Commercial Guaranty: William Douglas Morain	IA Commercial Security Agreement: Assignment of Agreement
IA Mortgage for	for Pre-Construction Services ; owned by Southern Iowa
IA National UCC Financing Statement (Rev. 05/22/02):	BioEnergy LLC
Assignment of Agreement for Pre-Construction S	Agreement to Provide Insurance: ; owned by Southern Iowa
Disbursement Request and Authorization	BioEnergy LLC
Notice of Final Agreement

Parties. The term “Parties” means Great Western Bank and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

Borrower: Southern Iowa BioEnergy LLC
Grantor(s): Southern lowa BioEnergy LLC
Guarantor 1: Leon G. Kessel
Guarantor 2: James R. Cornett
Guarantor 3: Jack Cooley
Guarantor 4: William Douglas Morain
Guarantor 5: William T. Higdon
Each Party who signs below, other then Greet Western Bank, acknowledges, represents, and warrants to Great Western Bank that It has received, read and understood this Notice of Final Agreement. This Notice is dated June 12, 2006.
BORROWER:
SOUTHERN IOWA BIOENERGY LLC

By:	/s/William T. Higdon William T. Higdon, President of Southern Iowa BioEnergy, LLC	By:	/s/Alan Elefson Alan Elefson, Treasurer of Southern Iowa BioEnergy LLC

GUARANTOR:

x	/s/Leon G. Kessel

Leon G. Kessel, Individually

GUARANTOR:

x	/s/James R. Cornett

James R. Cornett, Individually

GUARANTOR:

x	/s/Jack Cooley

Jack Cooley, Individually

GUARANTOR:

x	/s/William Douglas Morain

William Douglas Morain, Individually

GUARANTOR:

x	/s/William T. Higdon

William T. Higdon, Individually